                                                                   EXHIBIT 10.2

[MIDCOM LOGO]

MASTER LEASE AGREEMENT dated January 15, 1997 by and between COMDISCO, INC. ("Lessor") and MIDCOM Communications Inc. ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.13):

1.  Property Leased.

        Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

2.  Term.

        On the Commencement Date Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the initial Term.

3.  Rent and Payment.

        Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate.

4.  Selection: Warranty and Disclaimer of Warranties.

        4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor.

        4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for the Equipment. Lessor MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.  Title and Assignment.

        5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner. Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Except as provided in Sections 5.2 and 7.2, Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

        5.2 Relocation or Sublease. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided
(i) the Equipment will not be used by an entity exempt from federal income tax,
(ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

        Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule., (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and
(vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such Initial Term of the applicable Schedule, Lessee shall remain obligated upon the expiration of the Initial Term to return such Equipment, or, at Lessor's option to (i) return Like Equipment or (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to
Section 2.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the applicable Schedule.

        5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

        (a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the
                Schedule:

        (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim; and

        (c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease, Taxes and Forms.

        6.2 Net Lease.

        Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

        6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any retained interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. Care, Use, Maintenance, Attachments, Reconfigurations and inspections by Lessor.

        7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and upon request will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.

        7.2 Attachments and Reconfigurations. Upon prior written notice to Lessor, Lessee may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment, Lessee shall, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts are removed from the Equipment during the Reconfiguration or Attachment, the restoration will include, at Lessee's option, the installation of either the original removed parts or like parts. Alternatively, with Lessors prior written consent which will not be unreasonably withheld, Lessee may return the Equipment with any Attachment or upgrade. If any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration shall be accessions to the Equipment.

        However, if the Reconfiguration or Attachment (i) adversely affects Lessor's tax benefits relating to the Equipment: (ii) is not capable of being removed without causing material damage to the Equipment; or (iii) if at the time of the reconfiguration or attachment the manufacturer does not offer on a commercial basis a means for the removal of the additional items: then such Reconfiguration or Attachment is subject to the prior written consent of Lessor.

        7.3 Inspection by Lessor. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8.  Representations and Warranties of Lessee.

        Lessee represents and warrants that for the Master Lease and each
Schedule:

        (a) The execution, delivery and performance of the Lessee have been duly authorized by all necessary corporate action;

        (b)  The individual executing was duly authorized to do so;

        (c) The Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee enforceable in accordance with their terms;

        (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

9.  Delivery and Return of Equipment.

        Lessee assumes the full expense of transportation and in-transit insurance to Lessee's premises and for installation of the Equipment. Upon expiration or termination of each Schedule, Lessee will, at Lessor's instructions and at Lessee's expense (including transportation and in-transit insurance), have the Equipment deinstalled, audited by the manufacturer, packed and shipped in accordance with the manufacturer's specifications and returned to Lessor in the same operating order, repair and appearance as when installed (ordinary wear and tear excluded), to a location within the continental United States as directed by Lessor. All items returned to Lessor in addition to the Equipment become property of Lessor.

10.   Labeling.

        Upon request, Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.  Indemnity.

        Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.  Risk of Loss.

        12.1 Lessee's Risk of Loss. If the Schedule indicates that the Lessee has responsibility for the risk of loss of the Equipment, then the following terms will apply:

        Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration. The Lessee will furnish appropriate evidence of such insurance.

        Lessee shall promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessor's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or (b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further rent for the item of Equipment will cease.

        12.2 Lessor's Risk of Loss. If the Schedule indicates that the Lessor has responsibility for the risk of loss of the Equipment, then the following terms will apply:

        Effective upon delivery and throughout the Initial Term of a Schedule and any extension, Lessor agrees to insure the Equipment against physical damage to or loss or destruction due to external cause as specified by the terms of the Lessor's then current insurance policy. Lessor relieves Lessee of responsibility for physical damage to or loss or destruction of Equipment reimbursed by that insurance. Lessee will give Lessor prompt notice of any damage, loss or destruction to any item of Equipment and Lessor will determine within fifteen (15) days of its receipt of that notice whether the item has suffered a Casualty Loss.

        If any item of Equipment suffers damage or a Casualty Loss which is reimbursable under Lessor's insurance, upon payment by Lessee of Lessor's deductible, Lessor will: (i) (for damaged equipment) arrange and pay for the repair of any damaged item of Equipment or (ii) for any Casualty Loss) at Lessor's option either replace the item of Equipment with Like Equipment, or upon payment of all other amounts due by Lessee terminate the relevant Schedule as it relates to that item of Equipment.

        If any item of Equipment suffers damage or a Casualty Loss which is not reimbursable under Lessor's insurance, then Lessee will comply with the provisions of the last paragraph of Section 12.1 regarding repair, replacement or payment of Casualty Value.

        If Lessor fails to maintain insurance coverage as required by this subsection 12.2, Lessee will assume such risk of loss and, at the request of any Assignee or Secured Party, will promptly provide insurance coverage. This paragraph does not relieve Lessor of its obligations to maintain coverage of the Equipment.

13.  Default, Remedies and Mitigation.

        13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

        (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for ten (10) days after written notice; or

        (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for fifteen (15) days after written notice; or

        (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the making of any action for the purpose of the foregoing; or

        (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

        13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

        (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

        (b) recover from Lessee any damages and or expenses, including Default Costs;

        (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party of, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

        (d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence;

        (e)  Lessor may pursue any other remedy permitted by law or equity.

        The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

        13.3 Mitigation. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET
FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

        (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs;

        (b) if leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

        Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14.  Agreement provisions.

        14.1 Entire Agreement. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

        14.2 No Waiver. No action taken by Lessor or Lessee shall be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

        14.3 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

        14.4 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

        14.5 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

        14.6 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

        14.7 Severability. If any one or more of the provisions of this Master Lease or and Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

        14.8 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured
Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

        14.9 Nonspecified Features and Licensed Products. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee, provided that Lessee will not unreasonably delay the removal of such features.

        Lessee shall obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

        14.10 Additional Documents. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with an aggregate Rent in excess of $2,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel regarding the representations and warranties in Section 9. Lessee will furnish, upon request, audited financial statements for the most recent period.

        14.11 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

        14.12 Lessor's Right to Match.  Lessee's rights under Section 5.2 and
7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee shall obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

        14.13 Definitions.
ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

ATTACHMENT - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT CERTIFICATE - means the Lessor provided certificate which must be signed by Lessee within ten days of the Commencement Date as requested by Lessor.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

EQUIPMENT - means the property described on a Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule but not including any Attachment.

EVENT OF DEFAULT - means the events described in Subsection 13.1.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent intervals indicated on a Schedule.

INSTALLATION DATE - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the initial Term.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

LIKE PART - means a substituted part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment

NOTICE PERIOD - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

OVERDUE RATE - means the lessor of 18% per year of the maximum rate permitted by the law of the state where the Equipment is located.

OWNER - means the owner of Equipment.

RECONFIGURATION - means any change to Equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

RENT - means the ret, including interim Rent. Lessee will pay for each item of Equipment expressed in a Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means an Equipment Schedule which incorporates all of the terms and conditions of this Master Lease and, for purposes of Section 14.8, its associated Commencement Certificate(s).

SECURED PARTY - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.

                            EQUIPMENT SCHEDULE NO. 2

                             DATED FEBRUARY 17, 1997

            TO MASTER LEASE AGREEMENT DATED JANUARY 15, 1997 ("MASTER
                                     LEASE")

LESSEE:     MIDCOM COMMUNICATIONS INC.               LESSOR:
COMDISCO, INC.

ADDRESS FOR LEGAL NOTICES:                           ADDRESS FOR ALL
NOTICES:

1111 Third Avenue                                    6111 North River Road
Seattle, WA  98101                                   Rosemont, Illinois
60018
                                                     Attn:  Communications
Product Group
ATTN:                                                General Counsel
PHONE: (206) 628-8000
FAX: (206) 628-8295

ADDRESS FOR ADMINISTRATIVE CORRESPONDENCE:           ADDRESS FOR INVOICES:

Same as Above                                        Same as Administrative
Correspondence


ATTN:   Chief Financial Officer                      ATTN:   Chief Financial
Officer
PHONE:   (206) 628-8000
FAX:       (206) 628-8295                            LESSEE REFERENCE NO:

                                                     NY Office

                                                     (24 digits maximum)

                                                     INITIAL TERM/

                                                     RENT INTERVAL:   60
Months
LOCATION OF EQUIPMENT:
                                                     LEASE RATE FACTOR:
32 Old Slip, 4th Floor
New York, NY  10005                                  Hardware:    .0198213
                                                     Softcosts: .021976
ATTN:   Mr. Mike Pirot
PHONE:   (212) 797-9840




EQUIPMENT (AS DEFINED BELOW):

ITEM                 MACHINE       MODEL/
       SERIAL
NO.    QTY.   MFG.   TYPE          FEATURE                     DESCRIPTION
---    ----   ----   ----          -------                     -----------
       NUMBER
       ------
1.     1      NTEL   DMS           500                          PBX System

RISK OF LOSS: Pursuant to the Master Lease, Lessor and Lessee agree that the risk of loss is the responsibility of the Lessee.

NOTICE PERIOD: Not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term. If Lessee gives written notice of termination, in accordance with the terms of the preceding sentence, but fails to return the Equipment on the expiration date of the Initial Term, the Lease will be reinstated and an additional sixty (60) days written notice of termination will be required, which termination will be effective at the end of the month following the 60 day notice requirement. The periodic Rent will continue at the current rate until the effective date of the written notice of termination and the Equipment is returned.

SPECIAL TERMS: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Master Lease Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

1.     SOFTWARE

       In addition to leasing the Equipment described herein, Lessor agrees to finance software license fees ("License Fees") of approximately $746,291.00, for the Software described in this Equipment Schedule (the "Software").The Software is licensed by Northern Telecom Inc., the vendor of the Software (the "Vendor") directly to the Lessee pursuant to the terms and conditions of the license agreement between Vendor and Lessee (the "LicenseAgreement"). Lessor is not a party to nor has any obligations under the License Agreement and has no interest in the Software except as described in this Equipment Schedule.

2      ADDITIONAL SOFT COSTS

       Lessee and Lessor acknowledge that the Equipment Schedule contains approximate softcosts of $444,591.00 for labor, freight and handling costs, and OEM charges charged by Vendor.

3.     COMMENCEMENT DATE

       The Commencement Date for each item of Equipment and/or Software (as applicable) will be the day on which that item of Equipment and/or Software (as applicable) is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available. Lessee agrees to confirm theCommencement Date by providing Lessor with either a Commencement Certificate in the form provided by Lessor or the Vendor's invoice containing the Equipment and/or Software location (as applicable), description, serial number (if applicable), cost, the Commencement Date and Lessee's signature, within ten (10) days of the Commencement Date. For purposes of this Equipment Schedule, the Initial Term will begin on July 1, 1997 for all items of Equipment and Software.

       Lessee's obligations under this Equipment Schedule and the periodic Rent described in this Equipment Schedule are contingent upon Lessor purchasing the Equipment, including the softcosts for an aggregate amount of $1,798,025.00 in addition to financing the Software License Fees of approximately $746,291.00 pursuant to satisfactory purchase documentation. Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment and/or Software. If the Commencement Date occurs later than June 30, 1997 ("Outside Date"), if the Commencement Certificate or Vendor invoices are not provided within ten (10) days of the Commencement Date, or if the cost or configuration of the Equipment and/or Software or actual softcosts changes, Lessor may adjust the Lease Rate Factors or the periodic Rent to reflect any additional costs or expenses resulting from those changes.

 4.    RENT AND PAYMENT

       Lessee acknowledges that in addition to its obligations under Section 6.1 of the Master Lease, Lessee's obligation to pay the periodic Rent described in this Equipment Schedule will not be affected by any representations made by the Vendor, or by any discontinuance, return, destruction or failure of the Software. If the Software is unsatisfactory for any reason, Lessee will make any claims solely against the Vendor and will continue to pay Lessor all amounts payable under this Equipment Schedule.

5.     DEFAULT

       Any violation by Lessee of any of its covenants or representations in the License Agreement or any failure by Lessee to perform any provision of the License Agreement will also be an Event of Default under this Equipment Schedule.

6.     MISCELLANEOUS

       Upon an Event of Default, expiration or termination of this Equipment Schedule, Lessee will assign to Lessor all of Lessee's rights and interests in the Software subject to the prior consent of the Vendor if required by the License Agreement.

7.     EQUIPMENT PROCUREMENT CHARGES (PROGRESS PAYMENTS-LEASE RATE FACTOR)

       Because items of Equipment and/or Software will be delivered to Lessee prior to the Commencement Date, progress payments will be required to be paid to the Vendor prior to the Commencement Date ("Progress Payments"). With respect to any items of Equipment and/or Software delivered prior to the Commencement Date, all terms and conditions of this Equipment Schedule will be applicable except the Lessee's rental obligations However, Lessee agrees to pay Lessor "Equipment Procurement Charges" equal to a daily lease rate factor of .0208298 multiplied by the aggregate of the Progress Payments paid by Lessor for each day from the date Progress Payments are made until the Commencement Date. Accrued Equipment Procurement Charges are payable when invoiced.

       If the Commencement Date occurs after the Outside Date, the daily lease rate factor applicable from the Outside Date until the Commencement Date will be equal to .0208298. If Lessee rejects the Equipment and/or Software prior to the Commencement Date pursuant to the purchase agreement with the Equipment vendor or if Lessee is in default of this Equipment Schedule, then this Equipment Schedule will terminate and Lessee will (i) reimburse Lessor for all amounts paid by Lessor for the purchase of the Equipment and/or Software and (ii) pay all Equipment Procurement Charges due through the date of termination. Upon payment of all amounts due and owing by Lessee, Lessor will transfer to Lessee all of Lessor's interest in the Equipment and/or Software and under any purchase agreement including any remedies that Lessor may have against Vendor with respect to said Equipment and/or Software.

8.  INTEREST RATE CHANGE

       The Lease Rate Factors or the periodic Rent described in this Equipment Schedule have been calculated using an interest rate based on the 5-year U.S. Treasury Constant Maturity of 6.37% as described in the Federal Reserve Statistical Release H.15 ("Treasury Rate"). If on the Commencement Date for the last item of Equipment and/or Software prior to the beginning of the Initial Term, the Treasury Rate is greater or there is an adverse change in Lessee's credit standing, Lessor may adjust the Lease Rate Factors or the periodic Rent accordingly.

9.     GENERAL UPGRADE PROVISION

       If Lessee is not in default, there has been no material adverse change in Lessee's credit standing at the time and assuming all required third party consents are obtained, Lessor will, on Lessee's request enter into negotiation of a contract in which Lessor would on mutually agreeable terms and conditions lease to Lessee standard feature and/or equipment model upgrades to the Equipment and/or Software (as applicable) offered either by the Equipment manufacturer or by another manufacturer (the "Upgrade"), provided, however, that (a) the Initial Term for the Upgrade will be coterminous with the Initial Term of this Equipment Schedule; and
       (b) the periodic Rent for the Upgrade will be equal to 100% of the present value of the acquisition cost of the Upgrade amortized over the remaining Initial Term of this Equipment Schedule using then prevailing interest rates for similar transactions and with Lessees of similar credit rating. If the parties cannot mutually agree upon terms and conditions with respect to the Upgrade, this Equipment Schedule will continue in full force and effect.

10.    EARLY TERMINATION

       As long as Lessee is not in default and upon not less than ninety (90) days prior written notice to Lessor, Lessee may terminate this Equipment Schedule with respect to all, but not less than all, of the Equipment and/or Software (as applicable) effective upon the expiration of the 12th month of the Initial Term or upon the expiration of any month of the Initial Term thereafter as specified in the termination notice (the "Termination Date"), provided that on or before the Termination Date Lessee pays to Lessor an amount equal to (i) (a) the remaining Rent for the balance of the Initial Term, (determined as of the Termination Date), and (b) $966,840.08 which equals thirty-eight percent (38%) of the original acquisition cost, each discounted to present value in accordance with the formula set below, plus an amount which would be obtainable in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease as determined by Lessor (as of the Termination Date) in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), and (ii) all other outstanding amounts due and owing on the Termination Date (collectively, the "Termination Amount").

       For purposes of calculating the Termination Amount, any amounts discounted shall be discounted at the lesser of:

       (a) the Secured Party's interest rate, if any, (b) the then current U.S. Treasury Rate for a term which most closely approximates the Initial Term, or (c) six percent (6%).

11.    END OF TERM OPTIONS

       If Lessee is not in default and gives Lessor at least ninety (90) days prior written notice, Lessee will have the option at the expiration of the Initial Term to (a) purchase all, but not less than all, Equipment and/or Software (as applicable) for an amount equal to thirty-eight percent (38%) of the original acquisition cost, plus an amount which would be obtainable at the end of the Initial Term in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell as determined by Lessor in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), plus taxes or (b) extend the Initial Term for all, but not less than all, Equipment and/or Software (as applicable) for a mutually agreed upon renewal period at a periodic Rent equal to an amount which would be obtainable at the commencement of the extended Initial Term in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease, plus taxes amortized over the renewal period , or (c) return the Equipment and/or Software (as applicable) in accordance with the terms and conditions of the Master Lease. If Lessee fails to provide written notice then the Equipment Schedule will continue in full force and effect until terminated in accordance with its terms.

12.    STOCK WARRANT CONTINGENCY

       This Equipment Schedule is contingent upon receipt by Lessor of a Warrant Agreement in form and substance satisfactory to Lessor for 117,000 shares of Common Stock of the Lessee at an exercise price of $10.00 per share, exercisable for ten (10) years from the date of issuance by (i) cash or check, or (ii) net issuance and containing anti-dilution and registration rights in parity with those provided to other investors.
MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Equipment Schedule as if expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in the Master Lease) except as modified by this Equipment Schedule. This

Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

MIDCOM COMMUNICATIONS INC.                  COMDISCO, INC.
as Lessee                                   as Lessor

By:_________________________________        By:_________________________________

Title:______________________________        Title:______________________________

Date:_______________________________        Date:_______________________________

                            EQUIPMENT SCHEDULE NO. 2

                             DATED FEBRUARY 17, 1997

            TO MASTER LEASE AGREEMENT DATED JANUARY 15, 1997 ("MASTER
                                     LEASE")

LESSEE:     MIDCOM COMMUNICATIONS INC.               LESSOR:
COMDISCO, INC.

ADDRESS FOR LEGAL NOTICES:                           ADDRESS FOR ALL
NOTICES:

1111 Third Avenue                                    6111 North River Road
Seattle, WA  98101                                   Rosemont, Illinois
60018
                                                     Attn:  Communications
Product Group
ATTN:                                                General Counsel
PHONE: (206) 628-8000
FAX: (206) 628-8295

ADDRESS FOR ADMINISTRATIVE CORRESPONDENCE:           ADDRESS FOR INVOICES:

Same as Above                                        Same as Administrative
Correspondence


ATTN:   Chief Financial Officer                      ATTN:   Chief Financial
Officer
PHONE:   (206) 628-8000
FAX:       (206) 628-8295                            LESSEE REFERENCE NO:

                                                     NY Office

                                                     (24 digits maximum)

                                                     INITIAL TERM/

                                                     RENT INTERVAL:   60
Months
LOCATION OF EQUIPMENT:
                                                     LEASE RATE FACTOR:
32 Old Slip, 4th Floor
New York, NY  10005                                  Hardware:    .0198213
                                                     Softcosts: .021976
ATTN:   Mr. Mike Pirot
PHONE:   (212) 797-9840




EQUIPMENT (AS DEFINED BELOW):

ITEM                 MACHINE       MODEL/
       SERIAL
NO.    QTY.   MFG.   TYPE          FEATURE                     DESCRIPTION
---    ----   ----   ----          -------                     -----------
       NUMBER
       ------
1.     1      NTEL   DMS           500                          PBX System

RISK OF LOSS: Pursuant to the Master Lease, Lessor and Lessee agree that the risk of loss is the responsibility of the Lessee.

NOTICE PERIOD: Not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term. If Lessee gives written notice of termination, in accordance with the terms of the preceding sentence, but fails to return the Equipment on the expiration date of the Initial Term, the Lease will be reinstated and an additional sixty (60) days written notice of termination will be required, which termination will be effective at the end of the month following the 60 day notice requirement. The periodic Rent will continue at the current rate until the effective date of the written notice of termination and the Equipment is returned.

SPECIAL TERMS: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Master Lease Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

1.     SOFTWARE

       In addition to leasing the Equipment described herein, Lessor agrees to finance software license fees ("License Fees") of approximately $746,291.00, for the Software described in this Equipment Schedule (the "Software").The Software is licensed by Northern Telecom Inc., the vendor of the Software (the "Vendor") directly to the Lessee pursuant to the terms and conditions of the license agreement between Vendor and Lessee (the "LicenseAgreement"). Lessor is not a party to nor has any obligations under the License Agreement and has no interest in the Software except as described in this Equipment Schedule.

2      ADDITIONAL SOFT COSTS

       Lessee and Lessor acknowledge that the Equipment Schedule contains approximate softcosts of $444,591.00 for labor, freight and handling costs, and OEM charges charged by Vendor.

3.     COMMENCEMENT DATE

       The Commencement Date for each item of Equipment and/or Software (as applicable) will be the day on which that item of Equipment and/or Software (as applicable) is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available. Lessee agrees to confirm theCommencement Date by providing Lessor with either a Commencement Certificate in the form provided by Lessor or the Vendor's invoice containing the Equipment and/or Software location (as applicable), description, serial number (if applicable), cost, the Commencement Date and Lessee's signature, within ten (10) days of the Commencement Date. For purposes of this Equipment Schedule, the Initial Term will begin on July 1, 1997 for all items of Equipment and Software.

       Lessee's obligations under this Equipment Schedule and the periodic Rent described in this Equipment Schedule are contingent upon Lessor purchasing the Equipment, including the softcosts for an aggregate amount of $1,798,025.00 in addition to financing the Software License Fees of approximately $746,291.00 pursuant to satisfactory purchase documentation. Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment and/or Software. If the Commencement Date occurs later than June 30, 1997 ("Outside Date"), if the Commencement Certificate or Vendor invoices are not provided within ten (10) days of the Commencement Date, or if the cost or configuration of the Equipment and/or Software or actual softcosts changes, Lessor may adjust the Lease Rate Factors or the periodic Rent to reflect any additional costs or expenses resulting from those changes.

 4.    RENT AND PAYMENT

       Lessee acknowledges that in addition to its obligations under Section 6.1 of the Master Lease, Lessee's obligation to pay the periodic Rent described in this Equipment Schedule will not be affected by any representations made by the Vendor, or by any discontinuance, return, destruction or failure of the Software. If the Software is unsatisfactory for any reason, Lessee will make any claims solely against the Vendor and will continue to pay Lessor all amounts payable under this Equipment Schedule.

5.     DEFAULT

       Any violation by Lessee of any of its covenants or representations in the License Agreement or any failure by Lessee to perform any provision of the License Agreement will also be an Event of Default under this Equipment Schedule.

6.     MISCELLANEOUS

       Upon an Event of Default, expiration or termination of this Equipment Schedule, Lessee will assign to Lessor all of Lessee's rights and interests in the Software subject to the prior consent of the Vendor if required by the License Agreement.

7.     EQUIPMENT PROCUREMENT CHARGES (PROGRESS PAYMENTS-LEASE RATE FACTOR)

       Because items of Equipment and/or Software will be delivered to Lessee prior to the Commencement Date, progress payments will be required to be paid to the Vendor prior to the Commencement Date ("Progress Payments"). With respect to any items of Equipment and/or Software delivered prior to the Commencement Date, all terms and conditions of this Equipment Schedule will be applicable except the Lessee's rental obligations However, Lessee agrees to pay Lessor "Equipment Procurement Charges" equal to a daily lease rate factor of .0208298 multiplied by the aggregate of the Progress Payments paid by Lessor for each day from the date Progress Payments are made until the Commencement Date. Accrued Equipment Procurement Charges are payable when invoiced.

       If the Commencement Date occurs after the Outside Date, the daily lease rate factor applicable from the Outside Date until the Commencement Date will be equal to .0208298. If Lessee rejects the Equipment and/or Software prior to the Commencement Date pursuant to the purchase agreement with the Equipment vendor or if Lessee is in default of this Equipment Schedule, then this Equipment Schedule will terminate and Lessee will (i) reimburse Lessor for all amounts paid by Lessor for the purchase of the Equipment and/or Software and (ii) pay all Equipment Procurement Charges due through the date of termination. Upon payment of all amounts due and owing by Lessee, Lessor will transfer to Lessee all of Lessor's interest in the Equipment and/or Software and under any purchase agreement including any remedies that Lessor may have against Vendor with respect to said Equipment and/or Software.

8.  INTEREST RATE CHANGE

       The Lease Rate Factors or the periodic Rent described in this Equipment Schedule have been calculated using an interest rate based on the 5-year U.S. Treasury Constant Maturity of 6.37% as described in the Federal Reserve Statistical Release H.15 ("Treasury Rate"). If on the Commencement Date for the last item of Equipment and/or Software prior to the beginning of the Initial Term, the Treasury Rate is greater or there is an adverse change in Lessee's credit standing, Lessor may adjust the Lease Rate Factors or the periodic Rent accordingly.

9.     GENERAL UPGRADE PROVISION

       If Lessee is not in default, there has been no material adverse change in Lessee's credit standing at the time and assuming all required third party consents are obtained, Lessor will, on Lessee's request enter into negotiation of a contract in which Lessor would on mutually agreeable terms and conditions lease to Lessee standard feature and/or equipment model upgrades to the Equipment and/or Software (as applicable) offered either by the Equipment manufacturer or by another manufacturer (the "Upgrade"), provided, however, that (a) the Initial Term for the Upgrade will be coterminous with the Initial Term of this Equipment Schedule; and
       (b) the periodic Rent for the Upgrade will be equal to 100% of the present value of the acquisition cost of the Upgrade amortized over the remaining Initial Term of this Equipment Schedule using then prevailing interest rates for similar transactions and with Lessees of similar credit rating. If the parties cannot mutually agree upon terms and conditions with respect to the Upgrade, this Equipment Schedule will continue in full force and effect.

10.    EARLY TERMINATION

       As long as Lessee is not in default and upon not less than ninety (90) days prior written notice to Lessor, Lessee may terminate this Equipment Schedule with respect to all, but not less than all, of the Equipment and/or Software (as applicable) effective upon the expiration of the 12th month of the Initial Term or upon the expiration of any month of the Initial Term thereafter as specified in the termination notice (the "Termination Date"), provided that on or before the Termination Date Lessee pays to Lessor an amount equal to (i) (a) the remaining Rent for the balance of the Initial Term, (determined as of the Termination Date), and (b) $966,840.08 which equals thirty-eight percent (38%) of the original acquisition cost, each discounted to present value in accordance with the formula set below, plus an amount which would be obtainable in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease as determined by Lessor (as of the Termination Date) in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), and (ii) all other outstanding amounts due and owing on the Termination Date (collectively, the "Termination Amount").

       For purposes of calculating the Termination Amount, any amounts discounted shall be discounted at the lesser of:

       (a) the Secured Party's interest rate, if any, (b) the then current U.S. Treasury Rate for a term which most closely approximates the Initial Term, or (c) six percent (6%).

11.    END OF TERM OPTIONS

       If Lessee is not in default and gives Lessor at least ninety (90) days prior written notice, Lessee will have the option at the expiration of the Initial Term to (a) purchase all, but not less than all, Equipment and/or Software (as applicable) for an amount equal to thirty-eight percent (38%) of the original acquisition cost, plus an amount which would be obtainable at the end of the Initial Term in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell as determined by Lessor in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), plus taxes or (b) extend the Initial Term for all, but not less than all, Equipment and/or Software (as applicable) for a mutually agreed upon renewal period at a periodic Rent equal to an amount which would be obtainable at the commencement of the extended Initial Term in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease, plus taxes amortized over the renewal period , or (c) return the Equipment and/or Software (as applicable) in accordance with the terms and conditions of the Master Lease. If Lessee fails to provide written notice then the Equipment Schedule will continue in full force and effect until terminated in accordance with its terms.

12.    STOCK WARRANT CONTINGENCY

       This Equipment Schedule is contingent upon receipt by Lessor of a Warrant Agreement in form and substance satisfactory to Lessor for 117,000 shares of Common Stock of the Lessee at an exercise price of $10.00 per share, exercisable for ten (10) years from the date of issuance by (i) cash or check, or (ii) net issuance and containing anti-dilution and registration rights in parity with those provided to other investors.
MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Equipment Schedule as if expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in the Master Lease) except as modified by this Equipment Schedule. This

Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

MIDCOM COMMUNICATIONS INC.                  COMDISCO, INC.
as Lessee                                   as Lessor

By:_________________________________        By:_________________________________

Title:______________________________        Title:______________________________

Date:_______________________________        Date:_______________________________

                            EQUIPMENT SCHEDULE NO. 4

                             DATED FEBRUARY 17, 1997

            TO MASTER LEASE AGREEMENT DATED JANUARY 15, 1997 ("MASTER
                                     LEASE")

LESSEE:     MIDCOM COMMUNICATIONS INC.              LESSOR:
COMDISCO, INC.

ADDRESS FOR LEGAL NOTICES:                          ADDRESS FOR ALL
NOTICES:

1111 Third Avenue                                   6111 North River Road
Seattle, WA  98101                                  Rosemont, Illinois
60018
                                                    Attn:  Communications
Product Group
ATTN:                                               General Counsel
PHONE: (206) 628-8000
FAX: (206) 628-8295

ADDRESS FOR ADMINISTRATIVE CORRESPONDENCE:          ADDRESS FOR INVOICES:

Same as Above                                       Same as Administrative
Correspondence


ATTN:   Chief Financial Officer                     ATTN:   Chief Financial
Officer
PHONE:   (206) 628-8000
FAX:       (206) 628-8295                           LESSEE REFERENCE NO:

                                                    CA Office

                                                    (24 digits maximum)

                                                    INITIAL TERM/

                                                    RENT INTERVAL: 60 Months
LOCATION OF EQUIPMENT:
                                                    LEASE RATE FACTOR:
624 S. Grand Ave - Suite 2800
Los Angeles, CA  90017                              Hardware:  .0198213
                                                    Softcosts: .021976
ATTN:   Mr. Mark Messana
PHONE:   (213) 629-4831




EQUIPMENT (AS DEFINED BELOW):

ITEM                 MACHINE    MODEL/                     SERIAL
NO.    QTY.   MFG.   TYPE       FEATURE    DESCRIPTION     NUMBER
----  -----   ----   ----       -------    -----------     ------
1.     1      NTEL   DMS          500      PBX System

RISK OF LOSS: Pursuant to the Master Lease, Lessor and Lessee agree that the risk of loss is the responsibility of the Lessee.

NOTICE PERIOD: Not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term. If Lessee gives written notice of termination, in accordance with the terms of the preceding sentence, but fails to return the Equipment on the expiration date of the Initial Term, the Lease will be reinstated and an additional sixty (60) days written notice of termination will be required, which termination will be effective at the end of the month following the 60 day notice requirement. The periodic Rent will continue at the current rate until the effective date of the written notice of termination and the Equipment is returned.

SPECIAL TERMS: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Master Lease Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

1.     SOFTWARE

       In addition to leasing the Equipment described herein, Lessor agrees to finance software license fees ("License Fees") of approximately $760,539.00, for the Software described in this Equipment Schedule (the "Software"). The Software is licensed by Northern Telecom Inc., the vendor of the Software (the "Vendor") directly to the Lessee pursuant to the terms and conditions of the license agreement between Vendor and Lessee (the "LicenseAgreement"). Lessor is not a party to nor has any obligations under the License Agreement and has no interest in the Software except as described in this Equipment Schedule.

2      ADDITIONAL SOFT COSTS

       Lessee and Lessor acknowledge that the Equipment Schedule contains approximate softcosts of $448,936.00 for labor, freight and handling costs, and OEM charges charged by Vendor.

3.     COMMENCEMENT DATE

       The Commencement Date for each item of Equipment and/or Software (as applicable) will be the day on which that item of Equipment and/or Software (as applicable) is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available. Lessee agrees to confirm the Commencement Date by providing Lessor with either a Commencement Certificate in the form provided by Lessor or the Vendor's invoice containing the Equipment and/or Software location (as applicable), description, serial number (if applicable), cost, the Commencement Date and Lessee's signature, within ten (10) days of the Commencement Date. For purposes of this Equipment Schedule, the Initial Term will begin on July 1, 1997 for all items of Equipment and Software.

       Lessee's obligations under this Equipment Schedule and the periodic Rent described in this Equipment Schedule are contingent upon Lessor purchasing the Equipment, including the softcosts for an aggregate amount of $1,889,175.30 in addition to financing the Software License Fees of approximately $760,539.00 pursuant to satisfactory purchase documentation. Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment and/or Software. If the Commencement Date occurs later than June 30, 1997 ("Outside Date"), if the Commencement Certificate or Vendor invoices are not provided within ten (10) days of the Commencement Date, or if the cost or configuration of the Equipment and/or Software or actual softcosts changes, Lessor may adjust the Lease Rate Factors or the periodic Rent to reflect any additional costs or expenses resulting from those changes.



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 4.    RENT AND PAYMENT

       Lessee acknowledges that in addition to its obligations under Section 6.1 of the Master Lease, Lessee's obligation to pay the periodic Rent described in this Equipment Schedule will not be affected by any representations made by the Vendor, or by any discontinuance, return, destruction or failure of the Software. If the Software is unsatisfactory for any reason, Lessee will make any claims solely against the Vendor and will continue to pay Lessor all amounts payable under this Equipment Schedule.

5.     DEFAULT

       Any violation by Lessee of any of its covenants or representations in the License Agreement or any failure by Lessee to perform any provision of the License Agreement will also be an Event of Default under this Equipment Schedule.

6.     MISCELLANEOUS

       Upon an Event of Default, expiration or termination of this Equipment Schedule, Lessee will assign to Lessor all of Lessee's rights and interests in the Software subject to the prior consent of the Vendor if required by the License Agreement.

7.     EQUIPMENT PROCUREMENT CHARGES (PROGRESS PAYMENTS-LEASE RATE FACTOR)

       Because items of Equipment and/or Software will be delivered to Lessee prior to the Commencement Date, progress payments will be required to be paid to the Vendor prior to the Commencement Date ("Progress Payments"). With respect to any items of Equipment and/or Software delivered prior to the Commencement Date, all terms and conditions of this Equipment Schedule will be applicable except the Lessee's rental obligations However, Lessee agrees to pay Lessor "Equipment Procurement Charges" equal to a daily lease rate factor of .0208298 multiplied by the aggregate of the Progress Payments paid by Lessor for each day from the date Progress Payments are made until the Commencement Date. Accrued Equipment Procurement Charges are payable when invoiced.

       If the Commencement Date occurs after the Outside Date, the daily lease rate factor applicable from the Outside Date until the Commencement Date will be equal to .0208298. If Lessee rejects the Equipment and/or Software prior to the Commencement Date pursuant to the purchase agreement with the Equipment vendor or if Lessee is in default of this Equipment Schedule, then this Equipment Schedule will terminate and Lessee will (i) reimburse Lessor for all amounts paid

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

       by Lessor for the purchase of the Equipment and/or Software and (ii) pay all Equipment Procurement Charges due through the date of termination. Upon payment of all amounts due and owing by Lessee, Lessor will transfer to Lessee all of Lessor's interest in the Equipment and/or Software and under any purchase agreement including any remedies that Lessor may have against Vendor with respect to said Equipment and/or Software.

8.  INTEREST RATE CHANGE

       The Lease Rate Factors or the periodic Rent described in this Equipment Schedule have been calculated using an interest rate based on the 5-year U.S. Treasury Constant Maturity of 6.37% as described in the Federal Reserve Statistical Release H.15 ("Treasury Rate"). If on the Commencement Date for the last item of Equipment and/or Software prior to the beginning of the Initial Term, the Treasury Rate is greater or there is an adverse change in Lessee's credit standing, Lessor may adjust the Lease Rate Factors or the periodic Rent accordingly.




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

9.     GENERAL UPGRADE PROVISION

       If Lessee is not in default, there has been no material adverse change in Lessee's credit standing at the time and assuming all required third party consents are obtained, Lessor will, on Lessee's request enter into negotiation of a contract in which Lessor would on mutually agreeable terms and conditions lease to Lessee standard feature and/or equipment model upgrades to the Equipment and/or Software (as applicable) offered either by the Equipment manufacturer or by another manufacturer (the "Upgrade"), provided, however, that (a) the Initial Term for the Upgrade will be coterminous with the Initial Term of this Equipment Schedule; and
       (b) the periodic Rent for the Upgrade will be equal to 100% of the present value of the acquisition cost of the Upgrade amortized over the remaining Initial Term of this Equipment Schedule using then prevailing interest rates for similar transactions and with Lessees of similar credit rating. If the parties cannot mutually agree upon terms and conditions with respect to the Upgrade, this Equipment Schedule will continue in full force and effect.

10.    EARLY TERMINATION

       As long as Lessee is not in default and upon not less than ninety (90) days prior written notice to Lessor, Lessee may terminate this Equipment Schedule with respect to all, but not less than all, of the Equipment and/or Software (as applicable) effective upon the expiration of the 12th month of the Initial Term or upon the expiration of any month of the Initial Term thereafter as specified in the termination notice (the "Termination Date"), provided that on or before the Termination Date Lessee pays to Lessor an amount equal to (i) (a) the remaining Rent for the balance of the Initial Term, (determined as of the Termination Date), and (b) $1,006,891.40 which equals thirty-eight percent (38%) of the original acquisition cost, each discounted to present value in accordance with the formula set below, plus an amount which would be obtainable in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease as determined by Lessor (as of the Termination Date) in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), and (ii) all other outstanding amounts due and owing on the Termination Date (collectively, the "Termination Amount").

       For purposes of calculating the Termination Amount, any amounts discounted shall be discounted at the lesser of:


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

       (a) the Secured Party's interest rate, if any, (b) the then current U.S. Treasury Rate for a term which most closely approximates the Initial Term, or (c) six percent (6%).

11.    END OF TERM OPTIONS

       If Lessee is not in default and gives Lessor at least ninety (90) days prior written notice, Lessee will have the option at the expiration of the Initial Term to (a) purchase all, but not less than all, Equipment and/or Software (as applicable) for an amount equal to thirty-eight percent (38%) of the original acquisition cost, plus an amount which would be obtainable at the end of the Initial Term in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell as determined by Lessor in its reasonable discretion, exercised in good faith, for any upgrades or additions with respect to such Equipment and/or Software (as applicable), plus taxes or (b) extend the Initial Term for all, but not less than all, Equipment and/or Software (as applicable) for a mutually agreed upon renewal period at a periodic Rent equal to an amount which would be obtainable at the commencement of the extended Initial Term in an arm's-length transaction between an informed and willing lessee/user and an informed and willing lessor/dealer under no compulsion to lease, plus taxes amortized over the renewal period , or (c) return the Equipment and/or Software (as applicable) in accordance with the terms and conditions of the Master Lease. If Lessee fails to provide written notice then the Equipment Schedule will continue in full force and effect until terminated in accordance with its terms.




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

MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Equipment Schedule as if expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in the Master Lease) except as modified by this Equipment Schedule. This Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

MIDCOM COMMUNICATIONS INC.             COMDISCO, INC.
as Lessee                              as Lessor

By:______________________________      By:______________________________

Title:___________________________      Title:___________________________

Date:____________________________      Date:____________________________







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